UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2020

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 30, 2020, Simmons Bank (“Bank”), a subsidiary of Simmons First National Corporation (“Company”), and Citizens Equity First Credit Union (“CEFCU”) issued a joint press release announcing their entrance into a branch purchase and assumption agreement pursuant to which CEFCU will acquire four Bank branches located in Illinois. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our expectations with respect to the proposed transaction. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others: (i) the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; (ii) the risk that integration of the operations of the Bank locations with CEFCU will be materially delayed or will be more costly or difficult than expected; (iii) the effect of the announcement of the transaction on customer relationships and operating results; and (iv) the satisfaction of closing conditions, including, but not limited to, the receipt of requisite regulatory approvals. For a discussion of additional factors that could cause actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in the Company’s Form 10-K for the year ended December 31, 2019, its Form 10-Q for the quarter ended June 30, 2020, and other reports that are filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made and, except as required by law, the Company does not assume any duty to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release Dated November 30, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: November 30, 2020	Robert A. Fehlman, Senior Executive Vice President,
Chief Financial Officer, Chief Operating Officer and Treasurer